AT THE COMPANY:
Investor Relations
E-mail: invrel@elcom.com

For Immediate Release

                                   Elcom Provides Update on Audited Financial Statements

NORWOOD,  MA,  June 26,  2007 - Elcom  International,  Inc.  ("Elcom"  or the  "Company")  (PINKSHEETS:  ELCO),  a  leading international  provider of Commerce Process  Management  solutions for buyers,  suppliers and commerce  communities,  today announces  that due to ongoing  delays with the  completion of the Company's  audit for the year ended December 31, 2006 as referred to in previous  announcements,  the Company  does not expect to be able to publish its audited  annual  results by
June 29, 2007. As a result of being unable to publish its annual  audited  accounts  within the  timeframe  required by the
AIM Rules,  trading in the Company's  shares on AIM will be suspended with immediate  effect. A further  announcement  will be made by the Company when it has a clearer expectation as to when the audited accounts will be published.

About Elcom International, Inc.
Elcom International,  Inc. (PINKSHEETS:ELCO),  is a leading international provider of Commerce Process Management solutions for buyers,  suppliers and commerce  communities.  Commerce Process  Management refers to the ability to effectively manage the  large-scale  exchange of goods and services,  using  information  technology  and best  practices,  between  different organizations,  including the purchase,  sale,  exchange of  commodities  and services and their receipt and payment in one seamless  end-to-end  integrated  process.  Beyond the current generation of "On Demand" solutions available in the market,
Commerce Process  Management  Solutions  provided by Elcom offer true value for money by eliminating the burden and cost of in-house programming,  IT infrastructure and ongoing system management.  More information is available from Elcom's website at: www.elcom.com

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
Except for the  historical  information  contained  herein,  the matters  discussed  in this press  release  could  include forward-looking  statements or information.  All statements,  other than statements of historical fact, including,  without limitation,  those with respect to the Company's  objectives,  plans and  strategies set forth herein and those preceded by or that include the words "believes",  "expects",  "targets",  "intends",  "anticipates",  "plans", or similar expressions, are forward-looking  statements.  Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that the Company's  expectations are, or will be, correct.  These  forward-looking  statements  involve a number of

Elcom Provides Update on Audited Financial Statements

risks and  uncertainties  which could cause the  Company's  future  results to differ  materially  from those  anticipated, including:  (i) the  necessity  for the  Company  to control  its  expenses  as well as to  generate  incremental,  ongoing operating  revenues and whether this objective can be met given the overall  marketplace and clients'  acceptance and usage of eCommerce software systems,  eProcurement and eMarketplace  solutions including  corporate demand therefore,  the impact of competitive  technologies,  products and pricing,  particularly given the substantially larger size and scale of certain competitors and potential  competitors;  (ii) the consequent  results of operations given the aforementioned  factors;  and
(iii) the necessity of the Company to achieve profitable  operations within the constraints of its existing resources,  and if it can not, the availability of incremental  capital funding to the Company,  particularly in light of the audit opinion from the Company's  independent  registered  public  accounting firm in the Company's 2005 Annual Report on Form 10-KSB, as amended,  and other risks detailed from time to time in its March 31, June 30, and September 30, 2006 Quarterly  Reports on
Form 10-QSB and in its other SEC reports and statements,  including  particularly the Company's "Risk Factors" contained in the  prospectus  included as part of the Company's  Registration  Statement on Form S-3 filed on June 21, 2002. The Company assumes no obligation to update any of the information contained or referenced in this press release.

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